Dreyfus Variable
Investment Fund,
International
Value Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                  International Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Sandor Cseh.

International economies surprised many analysts with their resiliency in 1999. Instead of remaining mired in recession after the currency- and credit-related dislocations that adversely affected their economies in 1997 and 1998, most developed and emerging markets enjoyed positive economic growth trends in 1999.

As a result, international stocks generally outperformed U.S. stocks in 1999, as measured by the MSCI EAFE and the S&P 500 indices. The international stock markets were led higher by developed markets in Japan and Asia, where economic recoveries and financial system reforms drove stock prices higher. Europe also produced generally attractive returns, benefiting from corporate restructuring, the effects of economic unification and the introduction of a single currency, the euro. Emerging markets in Asia, Latin America and Eastern Europe also performed well in 1999.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, International Value Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Sandor Cseh, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, the portfolio achieved a total return of 27.82% .(1) This compares with a 26.96% total return for the portfolio' s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE((reg.tm))).(2)

We attribute performance to two counterbalancing factors. For most of the year, investor preference for growth stocks held back the value stocks in which your portfolio invests. On the other hand, the Japanese market, where we made a heavy commitment, strongly outperformed global averages.

What is the portfolio's investment approach?

We invest in an internationally diversified portfolio of value stocks: stocks selling at attractive prices relative to intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception: a stock falls out of general market favor, creating what we perceive to be a buying opportunity. Typically, we purchase the security at the lower price, hoping to profit if and when perceptions change and the price reverts to a historical norm.

When putting the value approach to work, we employ a two-step process. First, we choose how much to invest in each of the countries represented on the MSCI EAFE((reg.tm) ) Index. We make a base-line determination by the size of a country' s gross domestic product and the capitalization of its stock market compared with the world as a whole. We can invest more or less than this neutral weighting, based on our outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts typically perform fundamental research and when we deem necessary conduct on-site visits in certain instances to determine which securities we will buy for the portfolio. Stocks in the portfolio are typically sold for a variety of reasons including when they reach a price at which we no longer consider them to hold attractive value, or when our analysts determine that changes in market sentiment that we had anticipated will probably not occur.

What factors influenced the portfolio's performance?

Investor preference for growth stocks, combined with our strict value-oriented approach, hurt portfolio performance over much of the year. From April through September, however, the pendulum appeared to swing back. It seemed that investors finally grew concerned over lofty valuations of growth stocks and the threat of higher interest rates. Value, for the first time in several years, significantly outperformed growth over most of the summer. From October on, however, global markets reverted to previous form in which growth surpassed value. Growth stocks, fueled by a near buying frenzy in technology- and Internet-related issues, widened the performance gap to previously unseen levels.

Japan, long in a period of serious recession and general market decline, offered strong value opportunities. The overall market had fallen so far that many Japanese issues, previously considered to be growth stocks, sold at value prices. During the year, the marketplace came to see many long-depressed stocks as being attractively priced. Bank recapitalization and corporate restructuring began to have positive economic effects, and the Japanese market rose sharply. Companies with worldwide markets, as well as domestic companies positioned to take advantage of Japan's economic recovery, advanced briskly.

Although Europe was overshadowed by Japan's exceptionally strong market rebound, it also showed signs of a sweeping change in business culture. European companies have been adopting new corporate val ues with an emphasis on maximizing shareholder value. The introduction of a common currency, the euro, stimulated cross-border economic integration and spurred merger activity.

What is the portfolio's current strategy?

We have recently taken some profits in Japanese stocks, moving closer to the MSCI EAFE((reg.tm))Index weighting while maintaining broad diversification. Our Japanese holdings now include established international companies in fields such as electrical components, telecommunications, equipment manufacturing and diversified media. We have also invested in Japanese consumer finance and entertainment firms that we believe are positioned to benefit from domestic deregulation and recovery. In Europe, we have continued to emphasize restructuring and acquisition candidates. We modestly increased our exposure to emerging markets, but this sector remains a relatively small part of the overall portfolio.

Growth-oriented stocks have outperformed value securities for so long a period that the difference in valuation between these two types of investments has grown exceptionally wide. It is, of course, impossible to predict when trends will revert towards historical norms. However, we continue to believe that, over time, the core, dual disciplines of international and value investing may benefit investors with a long-term perspective.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      5/1/96             27.82%            12.93%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO ON 5/1/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--98.9%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.7%

Australia & New Zealand Banking                                                                  39,605                  287,455

Goodman Fielder                                                                                  61,714                   54,975

Pacific Dunlop                                                                                   85,988                  121,431

                                                                                                                         463,861

AUSTRIA--1.0%

Bank Austria                                                                                      5,000                  282,184

BELGIUM--.8%

Dexia                                                                                             1,332                  213,574

Dexia-Strip VVPR                                                                                  1,332(a)                    27

                                                                                                                         213,601

BRAZIL--.8%

Petroleo Brasileiro, ADR                                                                          4,000                  101,875

Telecomunicacoes Brasileiras, ADS                                                                   988                  126,958

                                                                                                                         228,833

DENMARK--.7%

Jyske Bank                                                                                        9,000                  181,648

FINLAND--.9%

Kesko Oyj, Cl. B                                                                                 19,000                  241,267

FRANCE--9.5%

Air Liquide                                                                                       1,825                  305,681

Alstom                                                                                            3,310                  110,416

Assurances Generales de France                                                                    5,340                  289,533

Aventis                                                                                           1,275                   74,141

Banque Nationale de Paris                                                                         4,100                  378,489

Bongrain                                                                                            355                  117,813

Compagnie Generale des Etablissements Michelin, Cl. B                                             8,051                  316,438

PSA Peugeot Citroen                                                                                 650                  147,653

Societe Generale, Cl. A                                                                             608                  141,543

Thompson CSF                                                                                      8,424                  278,378

Total, ADS                                                                                        3,933                  272,360

Usinor                                                                                            9,100                  171,039

                                                                                                                       2,603,484

GERMANY--10.2%

Bayer                                                                                             9,000                  426,299

Celanese                                                                                            170                    3,101

Deutsche Bank                                                                                     5,500                  464,772

Deutsche Lufthansa                                                                               12,150                  282,854

GEA                                                                                               2,450                   79,012

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Merck KGaA                                                                                       10,900                  338,339

Siemens                                                                                           2,425                  308,666

Veba                                                                                              7,100                  345,247

Viag                                                                                             10,460                  191,857

Volkswagen                                                                                        6,050                  341,138

                                                                                                                       2,781,285

GREECE--1.4%

Hellenic Telecommunication Organization, ADS                                                     32,100                  383,194

HONG KONG--1.8%

CDL Hotels International                                                                        154,000                   61,414

Henderson Investment                                                                            114,000                  118,788

Hongkong Electric                                                                                96,740                  302,410

                                                                                                                         482,612

ITALY--3.4%

Banca Popolare di Bergamo Credito Varesino                                                        5,000                  115,998

ENI                                                                                              32,800                  179,923

ENI, ADS                                                                                          4,000                  220,500

San Paolo-IMI                                                                                    11,436                  155,060

Telecom Italia                                                                                   43,730                  266,806

                                                                                                                         938,287

JAPAN--27.9%

AIFUL                                                                                             1,000                  122,321

Canon                                                                                            13,000                  516,489

Credit Saison                                                                                    15,400                  268,245

Dai-Tokyo Fire & Marine Insurance                                                                45,000                  183,628

FUJI MACHINE MANUFACTURING                                                                        6,000                  483,805

Honda Motor                                                                                       6,000                  223,114

MABUCHI MOTORS                                                                                    2,900                  505,989

MINEBEA                                                                                          29,000                  497,475

MURATA MANUFACTURING                                                                              1,000                  234,857

Marubeni                                                                                         85,000                  356,835

Matsumotokiyoshi                                                                                  4,400                  340,581

Mitsubishi Heavy Industries                                                                      37,000                  123,466

NAMCO                                                                                             6,000                  388,688

Nichiei                                                                                           5,050                  109,707

Nippon Express                                                                                   70,000                  387,024

Nippon Telegraph & Telephone                                                                          8                  137,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nishimatsu Construction                                                                          24,000                   96,291

ROHM                                                                                              1,600                  657,599

Rinnai                                                                                           10,000                  185,928

SONY                                                                                              2,400                  711,616

77 Bank                                                                                          25,000                  262,012

Sankyo                                                                                            8,000                  164,400

Sekisui Chemical                                                                                 30,000                  132,988

Shin-Etsu Chemical                                                                                1,000                   43,057

Toyota Motor                                                                                      5,000                  242,196

Yamanouchi Pharmaceutical                                                                         8,000                  279,479

                                                                                                                       7,654,790

MEXICO--.2%

Telefonos de Mexico, ADR                                                                            503                   56,587

NETHERLANDS--7.2%

ABN AMRO                                                                                         13,719                  342,885

Akzo Nobel, ADS                                                                                   4,100                  203,975

Buhrmann                                                                                         14,506                  218,556

Hollandsche Beton Groep                                                                          10,231                   97,953

Hunter Douglas                                                                                    9,782                  266,174

ING Groep                                                                                         5,525                  333,752

KPN, ADS                                                                                          1,792                  172,256

Stork                                                                                            14,261                  208,397

Vedior                                                                                           12,900                  132,606

                                                                                                                       1,976,554

NEW ZEALAND--1.0%

Fletcher Challenge Paper                                                                        125,596                   87,936

Telecom Corporation of New Zealand                                                               37,800                  177,755

                                                                                                                         265,691

NORWAY--1.1%

Norsk Hydro                                                                                       3,200                  133,925

Orkla                                                                                            10,600                  182,747

                                                                                                                         316,672

PERU--.5%

Telefonica del Peru, ADS                                                                         10,500                  140,437

PHILIPPINES--.3%

Manila Electric, Cl. B                                                                           26,000                   74,194

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL--1.4%

EDP                                                                                               8,400                  146,707

Portugal Telecom                                                                                 23,000                  252,424

                                                                                                                         399,131

SINGAPORE--2.3%

Creative Technology                                                                               8,800                  152,900

Overseas Chinese Banking                                                                         21,000                  192,915

United Overseas Bank                                                                             31,960                  282,085

                                                                                                                         627,900

SOUTH KOREA--.8%

Korea Electric Power, ADR                                                                         8,500                  142,375

Pohang Iron & Steel, ADR                                                                          2,000                   70,000

                                                                                                                         212,375

SPAIN--3.9%

Argentaria, Caja Postal y Banco Hipotecario de Espana                                             6,800                  159,882

Banco Popular Espanol                                                                             4,200                  274,071

Endesa                                                                                           16,510                  327,950

Repsol-YPF, ADS                                                                                  13,000                  302,250

                                                                                                                       1,064,153

SWEDEN--.9%

Autoliv                                                                                           8,300                  243,227

SWITZERLAND--4.1%

Barry Callebaut                                                                                   1,172                  170,404

Forbo                                                                                               500                  235,523

Sulzer                                                                                              250                  162,511

Swisscom                                                                                            500                  202,236

UBS                                                                                               1,350                  364,590

                                                                                                                       1,135,264

UNITED KINGDOM--15.1%

BOC                                                                                              10,149                  217,982

Barclays                                                                                          8,580                  246,911

British Aerospace                                                                                51,000                  337,676

British Airways                                                                                  16,012                  104,465

Bunzl                                                                                            62,116                  341,058

Laird                                                                                            29,700                  116,069

Medeva                                                                                              645                    1,812

Morgan Crucible                                                                                  65,890                  307,513

PowerGen                                                                                         24,986                  179,557

Rexam                                                                                            65,100                  262,825


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Rio Tinto                                                                                        14,002                  338,047

Royal & Sun Alliance Insurance                                                                   43,014                  327,520

Royal Bank of Scotland                                                                           15,654                  277,571

Safeway                                                                                          59,833                  204,844

Scottish & Southern Electric                                                                     18,400                  146,862

Tomkins                                                                                          58,540                  189,072

Unilever                                                                                         35,000                  257,455

Wolseley                                                                                         34,900                  267,569

                                                                                                                       4,124,808

TOTAL COMMON STOCKS

   (cost $23,779,347)                                                                                                 27,092,039
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.1%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY:

Hugo Boss                                                                                         1,010                 129,271

ProSieben Media                                                                                   1,900                 110,485

Rheinmetall                                                                                       5,500                  58,201

TOTAL PREFERRED STOCKS

   (cost $302,844)                                                                                                       297,957
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.14%, 1/13/2000                                                                                  9,000                    8,989

5.18%, 1/20/2000                                                                                 51,000                   50,888

TOTAL SHORT-TERM INVESTMENTS

   (cost $59,845)                                                                                                         59,877
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $24,142,036)                                                             100.2%               27,449,873

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                 (63,455)

NET ASSETS                                                                                       100.0%               27,386,418

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  24,142,036  27,449,873

Cash denominated in foreign currencies                     26,525        35,303

Dividends receivable                                                     90,823

Prepaid expenses                                                            251

                                                                      27,576,250
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            21,783

Cash overdraft due to Custodian                                         138,894

Net unrealized depreciation on forward currency

  exchange contracts--Note 4(a)                                             665

Accrued expenses                                                         28,490

                                                                        189,832
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       27,386,418
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      23,568,758

Accumulated undistributed investment income--net                         37,745

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                     467,981

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                    3,311,934
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       27,386,418
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of                        1,748,116
Beneficial Interest authorized)


NET ASSET VALUE, offering and redemption price per share ($)             15.67

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $62,117 foreign taxes withheld at source)       467,514

Interest                                                                24,880

TOTAL INCOME                                                           492,394

EXPENSES:

Investment advisory fees--Note 3(a)                                    218,142

Custodian fees                                                          28,807

Auditing fees                                                           23,354

Prospectus and shareholders' reports                                    21,111

Registration fees                                                          901

Legal fees                                                                 875

Shareholder servicing costs                                                478

Trustees' fees and expenses--Note 3(b)                                     391

Loan commitment fees--Note 2                                               278

Miscellaneous                                                              979

TOTAL EXPENSES                                                         295,316

INVESTMENT INCOME--NET                                                 197,078
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     2,505,169

Net realized gain (loss) on forward currency exchange contracts       (35,717)

NET REALIZED GAIN (LOSS)                                             2,469,452

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                 2,918,399

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,387,851

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,584,929

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended December 31,
                                              ----------------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            197,078              212,294

Net realized gain (loss) on investments         2,469,452            1,714,620

Net unrealized appreciation (depreciation)
   on investments                               2,918,399             (120,484)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,584,929            1,806,430
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (196,556)            (175,934)

Net realized gain on investments              (2,094,903)          (1,514,812)

TOTAL DIVIDENDS                               (2,291,459)          (1,690,746)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  14,794,732           13,646,748

Dividends reinvested                            2,291,459            1,690,746

Cost of shares redeemed                      (13,673,233)         (13,789,635)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            3,412,958             1,547,859

TOTAL INCREASE (DECREASE) IN NET ASSETS        6,706,428             1,663,543
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            20,679,990           19,016,447

END OF PERIOD                                  27,386,418           20,679,990

Undistributed investment income--net               37,745               37,223
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,006,730              954,460

Shares issued for dividends reinvested            152,939              128,159

Shares redeemed                                 (949,638)             (958,695)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     210,031              123,924

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                       Year Ended December 31,
                                                                     ----------------------------------------------------------
                                                                     1999            1998             1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                13.45           13.45            12.80            12.50

Investment Operations:

Investment income--net                                                .13(b)          .14              .07              .08

Net realized and unrealized

   gain (loss) on investments                                        3.52            1.01             1.03              .34

Total from Investment Operations                                     3.65            1.15             1.10              .42

Distributions:

Dividends from investment income--net                                (.13)           (.12)            (.07)            (.08)

Dividends from net realized gain

   on investments                                                   (1.30)          (1.03)            (.30)            (.04)

Dividends in excess of net realized gain

   on investments                                                      --              --             (.08)              --

Total Distributions                                                 (1.43)          (1.15)            (.45)            (.12)

Net asset value, end of period                                      15.67           13.45            13.45            12.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    27.82            8.74             8.71             3.41(c,d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.35            1.29             1.42             1.01(c)

Ratio of net investment income

   to average net assets                                              .90             .94              .74              .76(c)

Decrease reflected in above expense ratios due

   to undertakings by The Dreyfus Corporation                           -               -                -              .34(c)

Portfolio Turnover Rate                                             41.90           42.14            25.67            24.48(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              27,386          20,680           19,016            8,027

(A)  FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
     (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Value Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign
currencies    are    translated

to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $852 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net real
                                                               The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $52 pursuant to the transfer agency agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds ("Fund Group") within the

Dreyfus complex. Effective January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1999, amounted to $10,932,539 and $8,863,065, respectively.

The following summarizes open forward currency exchange contracts at December 31, 1999:


                                                              Foreign
                                                              Currency                                           Unrealized
Forward Currency Exchange Contracts                            Amounts          Cost ($)        Value ($)    (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds, expiring 1/4/2000                              101,002         163,583          163,108             (475)

Euros, expiring 1/4/2000                                       271,130         273,435          273,245             (190)

TOTAL                                                                                                               (665)

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperfor

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

mance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(B) At December 31, 1999, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $3,307,172, consisting of $5,629,041 gross unrealized appreciation and $2,321,869 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the series constituting Dreyfus Variable Investment
Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 1999:

   --the total amount of taxes paid to foreign countries was $62,117.

   --the total amount of income sourced from foreign countries was $347,458.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1999 calendar year with Form 1099-DIV which will be mailed by January 31, 2000.

Additionally, for Federal tax purposes, the portfolio hereby designates $.9400 per share as a long-term capital gain distribution of the $1.2080 per share paid on December 23, 1999 and also designates $.0500 per share as a long-term capital
gain   distribution   of   the  $.2230  per  share  paid  on  March  31,  1999.

The portfolio also designates .308% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.


NOTES

                        For More Information

                        Dreyfus Variable Investment Fund,
                        International Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  152AR9912